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                                                                    EXHIBIT 23.4


                                    CONSENT


     We hereby consent to the references to this firm and our opinions in the Registration Statement on Form S-1 filed by LIFE Financial Corporation and LIFE Financial Capital Trust and all amendments thereto.


                                         MULDOON, MURPHY & FAUCETTE

                                        /s/  MULDOON, MURPHY & FAUCETTE



Dated this 4th day of
December, 1997